UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 25, 2014

SOUTHWEST GAS CORPORATION
(Exact name of registrant as specified in its charter)

California	1-7850	88-0085720
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

5241 Spring Mountain Road
Post Office Box 98510
Las Vegas, Nevada		89193-8510
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (702) 876-7237

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01          Entry into a Material Definitive Agreement.

Amendment to Credit Facility

On March 25, 2014, Southwest Gas Corporation amended its $300 million credit facility.  The amendment extended the expiration date of the credit facility to March 25, 2019 from the original expiration date of March 13, 2017.  In addition to extending the credit facility, among other amendments, the applicable margins and unused commitment fees were reduced and the Pricing Level definitions were modified.

The description of the amendment set forth above does not purport to be complete and is qualified in its entirety by reference to the amendment, which is filed as Exhibit 10.1 and incorporated herein by reference.

Amendment to Note Purchase Agreement

On March 28, 2014, Southwest Gas Corporation amended its $125 million note purchase agreement, dated November 18, 2010, by and among Southwest Gas Corporation, Metropolitan Life Insurance Company, John Hancock Life Insurance Company (U.S.A.), certain of their respective affiliates, and Union Fidelity Life Insurance Company.  The amendment modifies the Permitted Lien category permitting liens securing indebtedness not to exceed 10% of Total Capitalization as of the end of any quarter so that the proviso therein prohibiting liens on any property securing indebtedness under bank facilities unless and until the Notes are equally and ratably secured with such indebtedness only applies to bank facilities of Southwest Gas Corporation.

The description of the amendment set forth above does not purport to be complete and is qualified in its entirety by reference to the amendment, which is filed as Exhibit 4.1 and incorporated herein by reference.

Item 2.03          Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 is incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description

4.1	Amendment No. 1 to Note Purchase Agreement, dated March 28, 2014, by and among Southwest Gas Corporation and the holders of the Notes.
10.1
Amendment No. 1 to Revolving Credit Agreement, dated as of March 25, 2014, by and among Southwest Gas Corporation, each of the lenders parties to the Revolving Credit Agreement referred to therein, and The Bank of New York Mellon, as Administrative Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST GAS CORPORATION

Date: March 31, 2014
/s/ GREGORY J. PETERSON
Gregory J. Peterson
Vice President/Controller and
Chief Accounting Officer

EXHIBIT INDEX

Exhibit
No.	Description

4.1	Amendment No. 1 to Note Purchase Agreement, dated March 28, 2014, by and among Southwest Gas Corporation and the holders of the Notes.
10.1
Amendment No. 1 to Revolving Credit Agreement, dated as of March 25, 2014, by and among Southwest Gas Corporation, each of the lenders parties to the Revolving Credit Agreement referred to therein, and The Bank of New York Mellon, as Administrative Agent.